            DEAN WITTER U.S. GOVERNMENT SECURITIES TRUST

             SCHEDULE OF COMPUTATION OF YIELD QUOTATION
                               12/31/97


CLASS A
                                   6
YIELD = 2 { [ ((a-b) /cd)  +1]  -1}



WHERE: a = Dividends and interest earned during the period b = Expenses accrued for the period c = The average daily number of shares outstanding d = The maximum offering price per share on the last day of the period

                                                                   6
YIELD = 2 { [ ((111,771.32-11,879.83) /2,076,833.420 X 9.49)+1] -1}

                                              =     6.16%

                 SCHEDULE FOR COMPUTATIONS OF PERFORMANCE QUOTATIONS
                         U.S. GOVERNMENT SECURITIES TRUST(A)




(A) AVERAGE ANNUAL TOTAL RETURNS (I.E. STANDARDIZED COMPUTATIONS)

                             _                              _
                            |        ______________________  |
FORMULA:                    |       |                        |
                            |  /\ n |          ERV           |
                    T  =    |    \  |     -------------      |  - 1
                            |     \ |           P            |
                            |      \|                        |
                            |_                              _|

                   T = AVERAGE ANNUAL TOTAL RETURN
                   n = NUMBER OF YEARS
                 ERV = ENDING REDEEMABLE VALUE
                   P = INITIAL INVESTMENT

                                                                                    (A)
  $1,000          ERV AS OF     AGGREGATE          NUMBER OF                  AVERAGE ANNUAL
INVESTED - P      31-Dec-97    TOTAL RETURN        YEARS - n                  TOTAL RETURN - T
-------------    -----------  --------------      -----------                 ----------------
 28-Jul-97          $991.00      -0.90%                 0.43                      NA

(B) AVERAGE ANNUAL TOTAL RETURNS WITHOUT DEDUCTION FOR APPLICABLE
    SALES CHARGE  (NON STANDARD COMPUTATIONS)


(C) TOTAL RETURN WITHOUT DEDUCTION FOR APPLICABLE SALES CHARGE
    (NON STANDARD COMPUTATIONS)



                             _                              _
                            |        ______________________  |
FORMULA:                    |       |                        |
                            |  /\ n |          EV            |
                    t  =    |    \  |     -------------      |  - 1
                            |     \ |           P            |
                            |      \|                        |
                            |_                              _|

                                EV
                   TR  =    ----------   - 1
                                 P


             t = AVERAGE ANNUAL TOTAL RETURN
                 (NO DEDUCTION FOR APPLICABLE SALES CHARGE)
             n = NUMBER OF YEARS
            EV = ENDING VALUE (NO DEDUCTION FOR APPLICABLE SALES CHARGE)
             P = INITIAL INVESTMENT
            TR = TOTAL RETURN (NO DEDUCTION FOR APPLICABLE SALES CHARGE)

                                          (C)                                            (B)
  $1,000          EV AS OF             TOTAL                 NUMBER OF                   AVERAGE ANNUAL
INVESTED - P      31-Dec-97            RETURN - TR           YEARS - n                   TOTAL RETURN - t
-------------    -----------           -------------------   -----------------           ----------------
 28-Jul-97        $1,035.00                  3.50%                       0.43                   NA


(D)        GROWTH OF $10,000*
(E)        GROWTH OF $50,000*
(F)        GROWTH OF $100,000*

FORMULA:   G= (TR+1)*P
           G= GROWTH OF INITIAL INVESTMENT
           P= INITIAL INVESTMENT
           TR= TOTAL RETURN SINCE INCEPTION


                 TOTAL                  (D)   GROWTH OF       (E)   GROWTH OF             (D)   GROWTH OF
INVESTED - P     RETURN - TR           $10,000 INVESTMENT-G  $50,000 INVESTMENT - G      $100,000 INVESTMENT - G
------------     -----------           --------------------  ----------------------      -----------------------
 28-Jul-97             3.50                $9,910                     $49,939                   $100,654

*INITIAL INVESTMENT $9,575, $48,250 & 97,250 RESPECTIVELY REFLECTS A 4.25%, 3.5% & 2.75% SALES CHARGE

          DEAN WITTER U.S. GOVERNMENT SECURITIES TRUST

           SCHEDULE OF COMPUTATION OF YIELD QUOTATION
                            12/31/97



CLASS B

                                   6
YIELD = 2 { [ ((a-b) /cd)  +1]  -1}



WHERE: a = Dividends and interest earned during the period b = Expenses accrued for the period c = The average daily number of shares outstanding d = The maximum offering price per share on the last day of the period

                                                                            6
YIELD = 2 { [ ((32,261,034.98-5,657,581.39) /598,618,978.792 X9.10 ) +1] -1}

                                           =      5.93%

                 SCHEDULE FOR COMPUTATIONS OF PERFORMANCE QUOTATIONS
                         U.S. GOVERNMENT SECURITIES TRUST(B)




(A) AVERAGE ANNUAL TOTAL RETURNS (I.E. STANDARDIZED COMPUTATIONS)

                             _                              _
                            |        ______________________  |
FORMULA:                    |       |                        |
                            |  /\ n |          ERV           |
                    T  =    |    \  |     -------------      |  - 1
                            |     \ |           P            |
                            |      \|                        |
                            |_                              _|

                   T = AVERAGE ANNUAL TOTAL RETURN
                   n = NUMBER OF YEARS
                 ERV = ENDING REDEEMABLE VALUE
                   P = INITIAL INVESTMENT

                                                                 (A)
  $1,000         ERV AS OF             NUMBER OF             AVERAGE ANNUAL
INVESTED - P      31-Dec-97            YEARS - n             TOTAL RETURN - T
-------------    -----------           -----------           ----------------------
 31-Dec-96        $1,035.60                     1                        3.56%

 31-Dec-92        $1,331.80                     5                        5.90%

 31-Dec-87        $2,048.90                    10                        7.44%


(B) AVERAGE ANNUAL TOTAL RETURNS WITHOUT DEDUCTION FOR APPLICABLE
    SALES CHARGE  (NON STANDARD COMPUTATIONS)

(C) TOTAL RETURN WITHOUT DEDUCTION FOR APPLICABLE SALES CHARGE
    (NON STANDARD COMPUTATIONS)

                             _                              _
                            |        ______________________  |
FORMULA:                    |       |                        |
                            |  /\ n |          EV            |
                    t  =    |    \  |     -------------      |  - 1
                            |     \ |           P            |
                            |      \|                        |
                            |_                              _|

                                EV
                   TR  =    ----------   - 1
                                 P


             t = AVERAGE ANNUAL TOTAL RETURN
                 (NO DEDUCTION FOR APPLICABLE SALES CHARGE)
             n = NUMBER OF YEARS
            EV = ENDING VALUE (NO DEDUCTION FOR APPLICABLE SALES CHARGE)
             P = INITIAL INVESTMENT
            TR = TOTAL RETURN (NO DEDUCTION FOR APPLICABLE SALES CHARGE)

                                          (C)                                                (B)
  $1,000         EV AS OF              TOTAL                 NUMBER OF                   AVERAGE ANNUAL
INVESTED - P      31-Dec-97            RETURN - TR           YEARS - n                   TOTAL RETURN - t
-------------    -----------           -----------           -----------------           ------------------------
 31-Dec-96        $1,085.60                  8.56%                          1                       8.56%

 31-Dec-92        $1,351.40                 35.14%                          5                       6.21%

 31-Dec-87        $2,048.90                104.89%                         10                       7.44%

(E)        GROWTH OF $10,000
(F)        GROWTH OF $50,000
(G)        GROWTH OF $100,000

FORMULA:   G= (TR+1)*P
           G= GROWTH OF INITIAL INVESTMENT
           P= INITIAL INVESTMENT
           TR= TOTAL RETURN SINCE INCEPTION

                                       (E)                   (F)                         (G)
$10,000          TOTAL                 GROWTH OF             GROWTH OF                   GROWTH OF
INVESTED - P     RETURN - TR           $10,000 INVESTMENT-G  $50,000 INVESTMENT-G        $100,000 INVESTMENT-G
-----------      -----------           --------------------  --------------------        ---------------------
 29-Jun-84           191.26               $29,126                    $145,630                   $291,260

          DEAN WITTER U.S. GOVERNMENT SECURITIES TRUST

           SCHEDULE OF COMPUTATION OF YIELD QUOTATION
                          12/31/97


CLASS C

                                   6
YIELD = 2 { [ ((a-b) /cd)  +1]  -1}



WHERE: a = Dividends and interest earned during the period b = Expenses accrued for the period c = The average daily number of shares outstanding d = The maximum offering price per share on the last day of the period


                                                               6
YIELD = 2 { [ ((23,268.37-4,123.91) /428,661.667 X9.17) +1] -1}

                                           =      5.92%

                 SCHEDULE FOR COMPUTATIONS OF PERFORMANCE QUOTATIONS
                         U.S. GOVERNMENT SECURITIES TRUST(C)




(A) AVERAGE ANNUAL TOTAL RETURNS (I.E. STANDARDIZED COMPUTATIONS)

                             _                              _
                            |        ______________________  |
FORMULA:                    |       |                        |
                            |  /\ n |          ERV           |
                    T  =    |    \  |     -------------      |  - 1
                            |     \ |           P            |
                            |      \|                        |
                            |_                              _|

                   T = AVERAGE ANNUAL TOTAL RETURN
                   n = NUMBER OF YEARS
                 ERV = ENDING REDEEMABLE VALUE
                   P = INITIAL INVESTMENT

                                                                                  (A)
  $1,000         ERV AS OF     AGGREGATE          NUMBER OF                   AVERAGE ANNUAL
INVESTED - P      31-Dec-97   TOTAL RETURN        YEARS - n                   TOTAL RETURN - T
-------------    -----------  --------------      -----------                 ----------------
 28-Jul-97        $1,031.40       3.14%                 0.43                      NA


(B) AVERAGE ANNUAL TOTAL RETURNS WITHOUT DEDUCTION FOR APPLICABLE
    SALES CHARGE  (NON STANDARD COMPUTATIONS)

(C) TOTAL RETURN WITHOUT DEDUCTION FOR APPLICABLE SALES CHARGE
    (NON STANDARD COMPUTATIONS)




                             _                              _
                            |        ______________________  |
FORMULA:                    |       |                        |
                            |  /\ n |          EV            |
                    t  =    |    \  |     -------------      |  - 1
                            |     \ |           P            |
                            |      \|                        |
                            |_                              _|

                                EV
                   TR  =    ----------   - 1
                                 P


             t = AVERAGE ANNUAL TOTAL RETURN
                 (NO DEDUCTION FOR APPLICABLE SALES CHARGE)
             n = NUMBER OF YEARS
            EV = ENDING VALUE (NO DEDUCTION FOR APPLICABLE SALES CHARGE)
             P = INITIAL INVESTMENT
            TR = TOTAL RETURN (NO DEDUCTION FOR APPLICABLE SALES CHARGE)

                                          (C)                                            (B)
  $1,000          EV AS OF             TOTAL                 NUMBER OF                   AVERAGE ANNUAL
INVESTED - P      31-Dec-97            RETURN - TR           YEARS - n                   TOTAL RETURN - t
-------------    -----------           -------------------   -----------------           ----------------
 28-Jul-97        $1,041.40                  4.14%                       0.43                   NA


(D)        GROWTH OF $10,000
(E)        GROWTH OF $50,000
(F)        GROWTH OF $100,000

FORMULA:   G= (TR+1)*P
           G= GROWTH OF INITIAL INVESTMENT
           P= INITIAL INVESTMENT
           TR= TOTAL RETURN SINCE INCEPTION

                 TOTAL                  (D)   GROWTH OF       (E)   GROWTH OF             (D)   GROWTH OF
INVESTED - P     RETURN - TR           $10,000 INVESTMENT-G  $50,000 INVESTMENT - G      $100,000 INVESTMENT - G
------------     -----------           --------------------  ----------------------      -----------------------
 28-Jul-97             4.14               $10,414                     $52,070                   $104,140

          DEAN WITTER U.S. GOVERNMENT SECURITIES TRUST

           SCHEDULE OF COMPUTATION OF YIELD QUOTATION
                         12/31/97


CLASS D

                                   6
YIELD = 2 { [ ((a-b) /cd)  +1]  -1}



WHERE: a = Dividends and interest earned during the period b = Expenses accrued for the period c = The average daily number of shares outstanding d = The maximum offering price per share on the last day of the period


                                                                  6
YIELD = 2 { [ ((66,194.62-4,715.65) /1,227,915.637 X 9.11) +1] -1}

                                           =      6.69%

                 SCHEDULE FOR COMPUTATIONS OF PERFORMANCE QUOTATIONS
                         U.S. GOVERNMENT SECURITIES TRUST(D)



(A) TOTAL RETURN (NO LOAD FUND)



(B) AVERAGE ANNUAL TOTAL RETURNS (NO LOAD FUND)

                             _                              _
                            |        ______________________  |
FORMULA:                    |       |                        |
                            |  /\ n |          EV            |
                    t  =    |    \  |     -------------      |  - 1
                            |     \ |           P            |
                            |      \|                        |
                            |_                              _|

                                EV
                   TR  =    ----------   - 1
                                 P


             t = AVERAGE ANNUAL COMPOUND RETURN
             n = NUMBER OF YEARS
            EV = ENDING VALUE
             P = INITIAL INVESTMENT
            TR = TOTAL RETURN

                                          (A)                                                    (B)
  $1,000         EV AS OF              TOTAL                 NUMBER OF                   AVERAGE ANNUAL
INVESTED - P      31-Dec-97            RETURN - TR           YEARS - n                   COMPOUND RETURN - t
-------------    -----------           -----------           -----------------           ------------------------
 28-Jul-97        $1,038.70                  3.87%                       0.43                   NA

(C)        GROWTH OF $10,000
(D)        GROWTH OF $50,000
(E)        GROWTH OF $100,000


FORMULA:   G= (TR+1)*P
           G= GROWTH OF INITIAL INVESTMENT
           P= INITIAL INVESTMENT
           TR= TOTAL RETURN SINCE INCEPTION

$10,000          TOTAL                  (C)   GROWTH OF         (D)   GROWTH OF            (E)   GROWTH OF
INVESTED - P     RETURN - TR           $10,000 INVESTMENT-G   $50,000 INVESTMENT- G     $100,000 INVESTMENT- G
-----------      -----------           --------------------   ---------------------     -----------------------
 28-Jul-97             3.87               $10,387                     $51,935                   $103,870